                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                             --------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): June 27, 1997


                            TEMPLATE SOFTWARE, INC.
            (Exact name of registrant as specified in its charter)

                        Commission file number 0-21921

                  Virginia                        52-1042793
         (State or Other Jurisdiction          (I.R.S. Employer
               of Incorporation)              Identification No.)

           45365 Vintage Park Plaza
              Dulles, Virginia                       20166
   (Address of principal executive offices)        (Zip code)

                                (703) 318-1000
             (Registrant's telephone number, including area code)

                            TEMPLATE SOFTWARE, INC.

                                     INDEX


Information to be Included in the Report                                    Page
----------------------------------------                                    ----

Item 2.     Acquisition or Disposition of Assets.                              3

Item 7.     Financial Statements, Pro Forma Acquisition or                     4
            Disposition of Assets.

Index to Exhibits                                                              5

Signatures                                                                     7

                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.    Acquisition or Disposition of Assets.

          On June 27, 1997, Template Software, Inc., a Virginia corporation (the "Company"), acquired all of the issued and outstanding equity interests of
 -------
milestone software GmbH, a German limited liability company ("Milestone") and
                                                              ---------
44% of the issued and outstanding equity interests of milestone software, G.m.b.H., an Austrian corporation ("Milestone-Austria"). The acquisition of the
                                    -----------------
equity interests of Milestone and Milestone-Austria are referred to collectively herein as the "Transaction."
               -----------

          In order to effectuate the Transaction, the Company formed two special purpose subsidiaries in Germany, Template Software Holding GmbH, a German limited liability company and wholly-owned subsidiary of the Company ("Template
                                                                       --------
Acquisitions I"), and Template Software Geschaftsfuhrungs GmbH, a German limited
--------------
liability company and wholly-owned subsidiary of Template Acquisitions I ("Template Acquisitions II").
--------------------------

          At the closing of the Transaction (the "Closing"), Template
                                                  -------
Acquisitions I and Template Acquisitions II acquired all of the issued and outstanding equity interests of Milestone from Milestone's three owners, Klaus Dieter Jansen ("Jansen"), Heinz-Dieter Dietrich ("Dietrich") and NeSBIC III,
                ------                            --------
C.V., for an aggregate cash purchase price of DM 12,000,000. In connection with the Transaction, Dietrich and Jansen are eligible to earn in the aggregate approximately 78,000 shares of the Company's common stock ("Common Stock"), upon
                                                            ------------
the attainment of certain future profit objectives over the next 17 months. Dietrich and Jansen also entered into an Indemnification and Escrow Agreement, dated June 27, 1997, pursuant to which a portion of the aggregate cash purchase price payable at Closing will be held in escrow for a period of one year as security for any damages payable to the Company on account of any breach by Dietrich and Jansen of any representation, warranty or covenant contained in the acquisition documents.

     By virtue of the Transaction, the Company, through Template Acquisitions I, acquired a 34% equity interest in Milestone-Austria held by Milestone. At the Closing, the Company acquired an additional 10% of the equity interest of Milestone-Austria from Dietrich and Jansen in exchange for 90,000 shares of the Company's Common Stock. Dietrich and Jansen received certain registration rights with respect to the Common Stock.

     The total consideration paid in the Transaction was the result of arm's-length negotiations between the parties and was funded with proceeds from the Company's initial public offering of Common Stock, consummated January 28, 1997.

     The foregoing information is qualified in its entirety by reference to the complete text of the acquisition documents filed as exhibits herewith.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     To be filed when available.

                               INDEX TO EXHIBITS

(1)  Underwriting agreement

     Not Applicable.

(2)  Plan of acquisition, reorganization, arrangement, liquidation or succession

     Share Purchase Agreement between Template Acquisitions I and Dietrich, dated June 27, 1997, relating to the purchase of Milestone.

     Share Purchase Agreement between Template Acquisitions I and Jansen, dated June 27, 1997, relating to the purchase of Milestone.

     Share Purchase Agreement between Template Acquisitions I and NeSBIC III, C.V., dated June 27, 1997, relating to the purchase of Milestone.

     Share Purchase Agreement between Template Acquisitions II and Jansen, dated June 27, 1997, relating to the purchase of .33 percent of Milestone.

     Share Purchase Agreement between Template Acquisitions I and Dietrich, dated June 27, 1997, relating to the purchase of Milestone-Austria.

     Share Purchase Agreement between Template Acquisitions I and Jansen, dated June 27, 1997, relating to the purchase of Milestone-Austria.

(4)  Instruments defining the rights of security holders, including indentures

     Not Applicable.

(16) Letter re change in certifying accountant

     Not Applicable.

(17) Letter re director resignation

     Not Applicable.

(20) Other documents or statements to security holders

     Not Applicable.

(23) Consents of experts and counsel

     Not Applicable.

(24) Power of attorney

     Not Applicable.

(27) Financial Data Schedule

     Not Applicable.

(99) Additional Exhibits

     None.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:    July 11, 1997                TEMPLATE SOFTWARE, INC.



                                       By:  /s/ E. Linwood Pearce
                                          -----------------------
                                          E. Linwood Pearce
                                          Chief Executive Officer